              LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE

         The undersigned, as an officer or director of Audience, Inc. (the
"Company"), hereby constitutes and appoints Peter B. Santos and Kevin S.
Palatnik, Craig H. Factor, Eric Johnson and each of them, the undersigned's true and lawful attorney-in-fact and agent to complete and execute such Forms 144,
Forms 3, 4 and 5 and other forms as such attorney shall in his discretion determine to be required or advisable pursuant to Rule 144 promulgated under the
Securities Act of 1933 (as amended), Section 16 of the Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company, and to do all acts necessary in order to file such forms with the Securities and Exchange
Commission, any securities exchange or national association, the Company and such other person or agency as the attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

         This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.

         This Limited Power of Attorney is executed at Mountain View, CA, as of the date set forth below.

                                        /s/Patrick Scaglia
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                                        Patrick Scaglia

                                        Dated:  05/29/14
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Witness:

/s/ Craig Factor
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Signature

Craig Factor
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Type or Print Name

Dated:   05/29/14
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